UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 06203 )

Exact name of registrant as specified in charter: Putnam Discovery Growth Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: December 31, 2006

Date of reporting period: January 1, 2006—December 31, 2006

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Discovery Growth Fund

12|31|06

Annual Report

PUTNAM INVESTMENTS

GROWTH FUNDS
look for stocks of
companies that
have the potential
to grow over time.

What makes Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial
Court Justice Samuel Putnam established
The Prudent Man Rule,
a legal foundation for responsible
money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam Discovery Growth Fund

12| 31| 06

Annual Report

Message from the Trustees	1
About the fund	2
Report from the fund managers	5
Performance	9
Expenses	11
Portfolio turnover	13
Risk	13
Your fund’s management	14
Terms and definitions	16
Trustee approval of management contract	17
Other information for shareholders	20
Financial statements	21
Federal tax information	38
Brokerage commissions	38
About the Trustees	39
Officers	43

Cover photograph: Vineyard, Napa County, California © Charles O’Rear

Message from the Trustees

Dear Fellow Shareholder:

Although the global economy continues to move forward, it has become apparent over the past few months that certain sectors of the U.S. economy may have slowed somewhat. We consequently consider slower job growth and perhaps a rise in the unemployment rate as possible developments for 2007. On the other hand, since the Federal Reserve (the Fed) stopped raising interest rates, stock prices have moved higher, bond yields have remained relatively low, and the weaker dollar appears to be making U.S. exports more competitive. With the benefit of this financial cushion, we believe 2007 may hold the potential for a renewed economic expansion.

As you may have heard, Putnam has announced that it will be acquired by a subsidiary of Power Financial Corporation, one of Canada’s largest financial services firms. The transaction is expected to close by the middle of the year. Putnam’s team of investment and business professionals will continue to be led by Putnam President and Chief Executive Officer Ed Haldeman. Your Trustees have been actively involved through every step of the discussions, and recommend approval of the transaction by Putnam’s fund shareholders. Proxy statements soliciting your approval of new management contracts for the funds will be mailed in the coming weeks. We believe the transaction is good for investors because it will provide for stability and continuity in Putnam’s investment approach and in the management team’s focus on performance. We will also continue in our role of overseeing the Putnam funds on your behalf.

We would like to take this opportunity to announce that a new independent Trustee, Kenneth R. Leibler, has joined your fund’s Board of Trustees. Mr. Leibler has had a distinguished career as a leader in the investment management industry. He is the founding Chairman of the Boston Options Exchange and currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston; a lead director of Ruder Finn Group, a global communications and advertising firm; and a director of Northeast Utilities.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended December 31, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Discovery Growth Fund: investing in
companies at all stages of the business “life cycle”

Through 14 years of changing financial markets, Putnam Discovery Growth Fund has had the flexibility to invest in any growing company — regardless of the company’s size or industry. Take a look at the fund’s portfolio, and you’ll find giant, global corporations as well as small, less recognizable companies.

The fund’s flexible approach allows the management team to seek opportunities wherever they can be found, tapping into the growth potential of companies at all stages of the business life cycle. This is important because stocks of small, midsize, and large companies all offer distinct advantages — and different levels of risk — for investors.

Large companies tend to have fairly stable growth rates and stock prices. On the other hand, smaller, less mature companies have the potential to grow at much faster rates, but their stocks may experience more ups and downs. Stocks of midsize companies fall somewhere in between; they may not be growing as fast as their smaller counterparts, but their stock prices and growth rates are likely to be more stable.

The fund’s managers look for opportunities across this universe of growth stocks, and seek to strategically shift the fund’s holdings as market conditions change.

To sort through thousands of companies, the team has the support of Putnam’s in-house research organization, where analysts rigorously monitor stocks of growing companies. These analysts have specialized industry expertise and visit with the management of thousands of companies each year to determine which companies have the best prospects.

Regardless of how market conditions may change in the years ahead, Putnam Discovery Growth Fund’s team will remain focused on capturing growth potential for investors.

The fund invests some or all of its assets in small and/or midsize companies.
Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

In-depth analysis is key to
successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Growth They examine each company’s financials, including its sales and earnings, and target those companies believed to offer growth potential.

Quality They look for high-quality companies, seeking characteristics such as solid management teams, sound business models, a record of strong performance, and high levels of free-cash flow.

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Fund holdings have ranged from established
leaders to emerging-growth companies.

Putnam Discovery Growth Fund seeks long-term growth of capital by investing in companies of all sizes across a range of industries. The fund is designed for investors aggressively seeking long-term capital appreciation primarily through common stocks of U.S. companies.

Highlights

• For the 12 months ended December 31, 2006, Putnam Discovery Growth Fund’s class A shares returned 10.80% without sales charges.

• The fund’s benchmarks, the Russell Midcap Growth Index and the Russell 2500 Growth Index, returned 10.66% and 12.26%, respectively.

• The average return for the fund’s Lipper category, Multi-Cap Growth Funds, was 8.19% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 9.

Performance

Total return for class A shares for periods ended 12/31/06

Since the fund’s inception (4/14/93), average annual return is 8.50% at NAV and 8.07% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	4.37%	3.80%	53.32%	45.26%

5 years	3.50	2.40	18.79	12.57

3 years	8.20	6.28	26.68	20.05

1 year	10.80	4.99	10.80	4.99

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at POP reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply.

Report from the fund managers

The year in review

We are pleased to report that your fund not only delivered a solid return for its 2006 fiscal year, but also finished slightly ahead of one of its benchmarks, the Russell Midcap Growth Index, based on results at net asset value (NAV, or without sales charges). Although the fund lagged its other benchmark, the Russell 2500 Growth Index, it significantly outpaced the average return for funds in its Lipper peer group, Multi-Cap Growth Funds. Our stock selection in the energy, financial, and technology sectors contributed positively to returns while stock selection in health care and communications services was less successful during the period.

Market overview

The year ended December 31, 2006, was a prosperous one for the U.S. financial markets, as stock prices made their strongest advances since 2003. Stock market indexes, such as the S&P 500 and the Nasdaq Composite, posted gains for a fourth year in a row. The Dow Jones Industrial Average advanced for a third straight year and finished the year above the 12,000 mark for the first time in its history. Among the factors contributing to this strength were falling oil prices and investors’ belief that inflation is under control, with the economy slowing but not heading for a recession.

Of course, the year also delivered its share of volatility. Stocks bottomed in July after some dramatic swings. In late June, the Fed had raised short-term interest rates for the 17th consecutive time, leading to worries that corporate profits and economic growth would weaken if the Fed were to go too far with its rate increases. These concerns were tempered later in the period, when the Fed decided to hold short-term rates steady in August and maintained this stance through year-end. Investor sentiment switched

Market sector performance

These indexes provide an overview of performance in different market sectors for the 12 months ended 12/31/06.

Equities

Russell Midcap Growth Index
(midsize-company growth stocks)	10.66%

Russell 2500 Growth Index
(growth stocks of small and midsize companies)	12.26%

Russell 3000 Index (broad stock market)	15.72%

MSCI EAFE Index (international stocks)	26.34%

Bonds

Lehman Aggregate Bond Index
(broad bond market)	4.33%

JPMorgan Global High Yield Index
(global high-yield corporate bonds)	11.45%

Lehman Government Bond Index
(U.S. Treasury and agency securities)	3.48%

from pessimism to optimism, and the broad market rebounded. For the period, in the universe of growth stocks, small-company stocks delivered the greatest gains, while large-company stocks lagged both their small- and midsize-company counterparts.

Strategy overview

In managing your fund’s portfolio, we use a disciplined, bottom-up stock selection process to pursue returns that are expected to exceed results for the fund’s benchmarks. We typically allocate approximately 30% of the fund’s portfolio to stocks of large companies, and 70% to stocks of small and midsize companies.

Although macroeconomic, market, and sector analyses are important aspects of our investment process, they are secondary to our intensive research and in-depth analysis of individual companies. We target companies that, based on our evaluation, have skilled management teams and solid business models, particularly those that occupy well-defined niches in rapidly growing industries. From that group, we select stocks that appear attractively priced relative to our assessment of their potential. Our process also includes risk controls that call for selling positions to capture profits when prices rise to our target levels, and which limit how much the fund can invest in each stock, sector, or industry.

Your fund’s holdings

As part of our efforts to surpass the performance of your fund’s benchmarks, we sometimes purchase stocks that are not components of either benchmark. One such stock contributed substantially to performance during the period: that of Agnico-Eagle Mines Limited, based in Toronto, Canada. This company is engaged in the acquisition, exploration, and development of gold-rich territory in northwestern Quebec. Strong worldwide demand for gold, particularly in increasingly wealthy regions such as India and China, boosted results for this stock. In addition, the company continues to invest in new projects, such as its recently announced development of a new gold mine in northern Finland.

Another portfolio highlight for the year was CB Richard Ellis Group, a California-based commercial real estate firm. We added the stock to the portfolio because we believed it was fairly valued and offered strong growth prospects. Our strategy proved beneficial, as the stock was among the portfolio’s top performers, advancing considerably, due in part to heavy activity in the commercial real estate market. Strong demand and growth in the data storage market helped boost stocks of communication equipment companies, such as fund holding Cisco Systems. This stock performed well, especially in the second half of the year, as businesses increased their technology spending in order to remain competitive.

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed
over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

Also among the top overall contributors to performance was the fund’s position in Las Vegas Sands, a hotel and casino company. While its Venetian Hotel in Las Vegas has been extremely successful, we believe that the real key to this company’s growth potential lies in Macau, China. In addition to its Venetian Macau property, the company has plans for further expansion in Macau, and recently won the rights to develop property in Singapore. At the end of the period, we had not yet sold this position because we were optimistic about the company’s long-term prospects, which we believed were not yet fully reflected in its stock price. We were also pleased with the performance of Veritas DGC, a Texas-based company that provides geophysical information and services to oil and gas companies worldwide. The company’s innovative imaging technology, combined with the demand for new sources of oil, helped boost this stock during the fiscal year. As of the close of the period, the fund no longer held a position in Veritas, which merged with another company in early 2007.

Despite the fund’s solid overall returns, some holdings in the portfolio detracted from performance during the fiscal year. One disappointment was Internet services company eBay. The company’s stock price declined as investors became concerned about its slowing growth rate. eBay remained in the portfolio at the close of the period because we believe it continues to offer attractive growth potential over the long term. We also continue to believe in the prospects for Dell, the world’s second-largest supplier of personal computers, despite the fact that the stock hurt fund performance for the period. Dell has struggled with disappointing sales and reduced profit margins in recent months. It has also made some missteps in strategy and experienced increased competition. However, as of the end of the period, we considered its stock price to be below fair value, and decided to maintain the position.

We believe that another detractor, Hospira, which develops drug delivery systems such as infusion pumps, continues to be an attractive long-term investment. Therefore, despite the stock’s decline in the 2006 fiscal year, as the company struggled with lower sales and higher-than-expected costs, we maintained the fund’s position. A detractor that we decided to sell from the portfolio was the stock of Zoran, a maker of semiconductors for audio and video equipment. Zoran declined after it reported disappointing third-quarter revenues and a weak fourth-quarter forecast.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 12/31/06. The fund’s holdings will change over time.

Holding	Percent of fund’s net assets	Industry

CB Richard Ellis Group, Inc. Class A	1.3%	Real estate

Cisco Systems, Inc.	1.2%	Communications equipment

Goldman Sachs Group, Inc. (The)	1.1%	Investment banking/brokerage

Sherwin-Williams Co. (The)	1.0%	Building materials

American International Group, Inc.	1.0%	Insurance

Bank of America Corp.	1.0%	Banking

UnitedHealth Group, Inc.	0.9%	Health-care services

Domino’s Pizza, Inc.	0.9%	Restaurants

MedImmune, Inc.	0.9%	Biotechnology

Bear Stearns Cos., Inc. (The)	0.9%	Investment banking/brokerage

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

As the fiscal year came to a close, investors seemed pleased with the solid returns for stocks in 2006, but remained mindful of issues such as the slowdown in the housing market. At the same time, optimism remained over the prospects for a “soft landing” for the economy, strong corporate profits, and relatively mild inflation. U.S. stock valuations have become more competitive with overseas markets, as the robust health of the U.S. corporate sector has become more apparent to investors.

Regardless of the direction the markets take in the months ahead, we expect to maintain our focus on the long-term potential of individual companies rather than short-term developments in the economy. While the market as a whole is affected by world events and economic cycles, we believe investors’ long-term goals are best served by the fund’s diversified portfolio and our bottom-up approach to stock selection, which relies heavily on fundamental research and analysis.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

Your fund’s performance

This section shows your fund’s performance for periods ended December 31, 2006, the end of its fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/14/93)		(10/2/95)		(2/1/99)		(10/2/95)		(12/1/03)	(3/4/02)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	8.50%	8.07%	7.69%	7.69%	7.70%	7.70%	7.96%	7.70%	8.22%	8.59%

10 years	53.32	45.26	42.30	42.30	42.47	42.47	46.01	41.25	49.53	55.19
Annual average	4.37	3.80	3.59	3.59	3.60	3.60	3.86	3.51	4.11	4.49

5 years	18.79	12.57	14.40	12.40	14.45	14.45	15.87	12.10	17.37	20.24
Annual average	3.50	2.40	2.73	2.37	2.74	2.74	2.99	2.31	3.26	3.76

3 years	26.68	20.05	23.89	20.89	23.80	23.80	24.81	20.74	25.75	27.67
Annual average	8.20	6.28	7.40	6.53	7.38	7.38	7.67	6.48	7.94	8.48

1 year	10.80	4.99	9.95	4.95	9.94	8.94	10.24	6.64	10.52	11.07

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,475 after sales charge)

Cumulative total return from 12/31/96 to 12/31/06

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $14,230 and $14,247, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,125 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $14,953 and $15,519, respectively.

Comparative index returns For periods ended 12/31/06

			Lipper Multi-Cap Growth
	Russell Midcap Growth Index	Russell 2500 Growth Index	Funds category average*
Annual average
(life of fund)	10.76%	9.73%	10.16%

10 years	128.52	98.70	117.60
Annual average	8.62	7.11	7.52

5 years	48.40	44.37	27.84
Annual average	8.22	7.62	4.78

3 years	43.25	39.16	31.62
Annual average	12.73	11.64	9.49

1 year	10.66	12.26	8.19

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 3-, 5-, and 10-year periods ended 12/31/06, there were 492, 397, 310, and 118 funds, respectively, in this Lipper category.

Fund price and distribution* information For the 12-month period ended 12/31/06

	Class A		Class B	Class C	Class M		Class R	Class Y
Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

12/31/05	$18.43	$19.45	$16.98	$17.51	$17.48	$18.07	$18.34	$18.61

12/31/06	20.42	21.55	18.67	19.25	19.27	19.92	20.27	20.67

* The fund made no distributions during the period.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Discovery Growth Fund from July 1, 2006, to December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 7.98	$ 11.89	$ 11.88	$ 10.59	$ 9.28	$ 6.67

Ending value (after expenses)	$1,081.60	$1,077.30	$1,077.20	$1,079.00	$1,079.90	$1,083.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2006, use the calculation method below. To find the value of your investment on July 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 07/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 7.73	$ 11.52	$ 11.52	$ 10.26	$ 9.00	$ 6.46

Ending value (after expenses)	$1,017.54	$1,013.76	$1,013.76	$1,015.02	$1,016.28	$1,018.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, expenses for each share class would have been lower.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	1.52%	2.27%	2.27%	2.02%	1.77%	1.27%

Average annualized expense ratio for Lipper peer group†	1.41%	2.16%	2.16%	1.91%	1.66%	1.16%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights. Does not reflect the effect of a non-recurring reimbursement by Putnam. If this amount had been reflected in the table above, the expense ratio for each share class would have been lower.

† Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 12/31/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover
and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam Discovery Growth Fund	89%	141%	93%	62%	75%*

Lipper Multi-Cap Growth Funds category average	108%	117%	125%	142%	153%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on December 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 12/31/06.

* Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New Century Growth Fund and Putnam Technology Fund.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2006. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely. Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Growth and Small and Emerging Growth teams. Richard Weed is the Portfolio Leader and Robert Ginsberg and Raymond Haddad are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the teams’ management of the fund. For a complete listing of the members of the Putnam Large-Cap Growth and Small and Emerging Growth teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of December 31, 2006, and December 31, 2005.

Trustee and Putnam employee fund ownership

As of December 31, 2006, all of the Trustees on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 289,000	$100,000,000

Putnam employees	$6,343,000	$438,000,000

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $860,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officers of the fund’s broader investment categories for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Richard Weed is also a Portfolio Leader of Putnam OTC & Emerging Growth Fund and Putnam Small Cap Growth Fund, and a Portfolio Member of Putnam New Opportunities Fund.

Robert Ginsberg is also a Portfolio Leader of Putnam Growth Opportunities Fund and Putnam Voyager Fund.

Raymond Haddad is also a Portfolio Member of Putnam OTC & Emerging Growth Fund.

Richard Weed, Robert Ginsberg, and Raymond Haddad may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended December 31, 2006.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of December 31, 2006, and December 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							•

Chief Technology Officer	2005							•

Joshua Brooks	2006							•

Deputy Head of Investments	2005							•

William Connolly	2006							•

Head of Retail Management	2005							•

Kevin Cronin	2006							•

Head of Investments	2005							•

Charles Haldeman, Jr.	2006							•

President and CEO	2005							•

Amrit Kanwal	2006						•

Chief Financial Officer	2005						•

Steven Krichmar	2006							•

Chief of Operations	2005						•

Francis McNamara, III	2006							•

General Counsel	2005							•

Jeffrey Peters	2006							•

Head of International Business	N/A

Richard Robie, III	2006						•

Chief Administrative Officer	2005						•

Edward Shadek	2006							•

Deputy Head of Investments	2005							•

Sandra Whiston	2006						•

Head of Institutional Management	2005						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 12/31/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

Russell 2500 Growth Index is an unmanaged index of those companies in the small-mid-cap Russell 2500 Index chosen for their growth orientation.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval
of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 21st percentile in management fees and in the 76th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.  The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Multi-Cap Growth Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

59th	64th	68th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 418, 359, and 288 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Multi-Cap Growth Funds category for the one-, five- and ten-year periods ended December 31, 2006 , were 28%, 63%, and 77%, respectively. Over the one-, five- and ten-year periods ended December 31, 2006, the fund ranked 135th out of 489, 193rd out of 310, and 91st out of 118 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Discovery Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Discovery Growth Fund (the “fund”) at December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2006, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 8, 2007

The fund’s portfolio 12/31/06

COMMON STOCKS (99.2%)*

	Shares	Value

Advertising and Marketing Services (0.3%)
Omnicom Group, Inc.	26,600	$2,780,764

Aerospace and Defense (1.7%)
Alliant Techsystems, Inc. †	56,600	4,425,554
Boeing Co. (The)	36,200	3,216,008
L-3 Communications Holdings, Inc.	24,900	2,036,322
Lockheed Martin Corp.	50,300	4,631,121
		14,309,005

Airlines (0.4%)
JetBlue Airways Corp. †	129,700	1,841,740
Southwest Airlines Co.	109,400	1,676,008
		3,517,748

Automotive (0.4%)
Harley-Davidson, Inc.	46,400	3,269,808

Banking (3.5%)
Bank of America Corp.	156,860	8,374,755
Commerce Bancorp, Inc.	137,600	4,853,152
Corus Bankshares, Inc.	152,500	3,518,175
Cullen/Frost Bankers, Inc.	55,000	3,070,100
U.S. Bancorp	136,400	4,936,316
Wells Fargo & Co.	138,900	4,939,284
		29,691,782

Biotechnology (1.9%)
Amgen, Inc. † #	57,000	3,893,670
Genentech, Inc. †	23,000	1,865,990
Invitrogen Corp. †	45,300	2,563,527
MedImmune, Inc. †	239,300	7,746,141
		16,069,328

Broadcasting (0.5%)
Grupo Televisa SA de CV ADR (Mexico)	43,000	1,161,430
Hearst-Argyle Television, Inc.	109,400	2,789,700
		3,951,130

Building Materials (1.5%)
Genlyte Group, Inc. (The) †	49,500	3,866,445
Sherwin-Williams Co. (The)	138,500	8,805,830
		12,672,275

Coal (0.4%)
Peabody Energy Corp.	87,048	3,517,610

Commercial and Consumer Services (1.7%)
Corporate Executive Board Co. (The)	10,000	877,000
Dun & Bradstreet Corp. (The) †	19,444	1,609,769
Equifax, Inc.	28,400	1,153,040
infoUSA, Inc.	315,600	3,758,796
Manpower, Inc.	39,200	2,937,256
Navigant Consulting, Inc. †	188,000	3,714,880
		14,050,741

COMMON STOCKS (99.2%)* continued

	Shares	Value

Communications Equipment (2.8%)
Avaya, Inc. †	376,400	$5,262,072
Cisco Systems, Inc. †	361,800	9,887,994
Qualcomm, Inc.	129,100	4,878,689
Tekelec †	230,400	3,416,832
		23,445,587

Computers (5.1%)
Acme Packet, Inc. †	61,173	1,262,611
Aeroflex, Inc. †	249,800	2,927,656
Apple Computer, Inc. †	69,400	5,887,896
Avocent Corp. †	83,800	2,836,630
Commvault Systems, Inc. (acquired
various dates from 1/30/02 to 9/4/03,
cost $1,249,993) (Private) ‡ † (F)	201,414	3,325,345
Dell, Inc. †	184,500	4,629,105
Double-Take Software, Inc. †	6,900	88,872
Electronics for Imaging, Inc. †	113,600	3,019,488
EMC Corp. †	289,900	3,826,680
Jack Henry & Associates, Inc.	176,000	3,766,400
Mentor Graphics Corp. †	291,300	5,252,139
MSC.Software Corp. †	175,200	2,668,296
Network Appliance, Inc. †	49,400	1,940,432
TradeStation Group, Inc. †	171,100	2,352,625
		43,784,175

Conglomerates (0.5%)
Danaher Corp.	59,200	4,288,448

Consumer (0.3%)
Tupperware Brands Corp.	130,000	2,939,300

Consumer Finance (1.7%)
Capital One Financial Corp.	95,000	7,297,900
Countrywide Financial Corp.	176,400	7,488,180
		14,786,080

Consumer Goods (0.8%)
Colgate-Palmolive Co.	47,400	3,092,376
Procter & Gamble Co. (The)	56,100	3,605,547
		6,697,923

Consumer Services (0.6%)
Interline Brands, Inc. †	152,000	3,415,440
Liberty Media Holding Corp. —
Interactive Class A †	74,600	1,609,122
		5,024,562

Electrical Equipment (1.1%)
Rofin-Sinar Technologies, Inc. †	43,500	2,630,010
Superior Essex, Inc. †	72,900	2,423,925
WESCO International, Inc. †	72,300	4,251,963
		9,305,898

Electronics (4.1%)
Agere Systems, Inc. †	285,500	5,473,035
Amphenol Corp. Class A	77,200	4,792,576
Avnet, Inc. †	240,300	6,134,859
General Cable Corp. †	95,300	4,165,563

COMMON STOCKS (99.2%)* continued

	Shares	Value

Electronics continued
Komag, Inc. †	59,200	$2,242,496
Microchip Technology, Inc.	55,500	1,814,850
RF Micro Devices, Inc. †	716,700	4,866,393
Trimble Navigation, Ltd. †	82,700	4,195,371
TTM Technologies, Inc. †	110,800	1,255,364
		34,940,507

Energy (2.0%)
Cameron International Corp. †	100,000	5,305,000
Halliburton Co.	78,900	2,449,845
Helix Energy Solutions Group, Inc. †	123,400	3,871,058
Pride International, Inc. †	85,400	2,562,854
Rowan Cos., Inc.	72,400	2,403,680
		16,592,437

Energy (Other) (0.2%)
First Solar, Inc. †	28,600	852,280
Solarfun Power Holdings Co., Ltd.
ADR (China) †	65,000	759,850
		1,612,130

Financial (2.7%)
Advanta Corp. Class B	103,900	4,533,157
American Express Co.	95,600	5,800,052
Chicago Mercantile Exchange
Holdings, Inc. (The)	4,800	2,446,800
IntercontinentalExchange, Inc. †	53,700	5,794,230
Moody’s Corp.	32,800	2,265,168
SLM Corp.	43,200	2,106,864
		22,946,271

Gaming & Lottery (0.5%)
Vail Resorts, Inc. †	93,000	4,168,260

Health Care Services (5.4%)
AmSurg Corp. †	102,300	2,352,900
Caremark Rx, Inc.	46,000	2,627,060
Charles River Laboratories
International, Inc. †	84,000	3,633,000
Henry Schein, Inc. †	45,200	2,213,896
Laboratory Corp. of America Holdings †	94,000	6,906,180
Medco Health Solutions, Inc. †	37,700	2,014,688
Pediatrix Medical Group, Inc. †	67,700	3,310,530
Sierra Health Services, Inc. †	135,700	4,890,628
UnitedHealth Group, Inc.	148,900	8,000,397
WellCare Health Plans, Inc. †	43,300	2,983,370
WellPoint, Inc. †	90,800	7,145,052
		46,077,701

Homebuilding (0.2%)
NVR, Inc. †	3,001	1,935,645

Household Furniture and Appliances (0.7%)
Whirlpool Corp.	72,900	6,052,158

Insurance (2.5%)
American Financial Group, Inc.	81,000	2,908,710
American International Group, Inc.	119,200	8,541,872
Berkshire Hathaway, Inc. Class B †	852	3,123,432

COMMON STOCKS (99.2%)* continued

	Shares	Value

Insurance continued
Prudential Financial, Inc.	43,500	$3,734,910
Safety Insurance Group, Inc.	64,400	3,265,724
		21,574,648

Investment Banking/Brokerage (4.7%)
A.G. Edwards, Inc.	74,100	4,689,789
Affiliated Managers Group †	42,000	4,415,460
Bear Stearns Cos., Inc. (The)	47,400	7,715,772
BlackRock, Inc.	11,500	1,746,850
Calamos Asset Management, Inc. Class A	87,100	2,336,893
Goldman Sachs Group, Inc. (The)	45,400	9,050,490
Morgan Stanley	56,700	4,617,081
Nuveen Investments, Inc. Class A	66,300	3,439,644
T. Rowe Price Group, Inc.	44,900	1,965,273
		39,977,252

Leisure (0.4%)
K2, Inc. †	227,700	3,003,363

Lodging/Tourism (0.7%)
Las Vegas Sands Corp. †	33,300	2,979,684
Royal Caribbean Cruises, Ltd.	41,600	1,721,408
Wyndham Worldwide Corp. †	33,500	1,072,670
		5,773,762

Machinery (3.1%)
Caterpillar, Inc.	44,300	2,716,919
Cummins, Inc.	29,300	3,462,674
Lincoln Electric Holdings, Inc.	88,200	5,329,044
Parker-Hannifin Corp.	78,100	6,004,328
Timken Co.	164,400	4,797,192
Wabtec Corp.	144,800	4,399,024
		26,709,181

Manufacturing (1.3%)
Actuant Corp. Class A	75,700	3,607,105
Dover Corp.	70,300	3,446,106
Illinois Tool Works, Inc.	4,829	223,052
Mettler-Toledo International, Inc.
(Switzerland) †	50,400	3,974,040
		11,250,303

Medical Technology (6.0%)
Becton, Dickinson and Co.	28,300	1,985,245
C.R. Bard, Inc.	87,800	7,284,766
DENTSPLY International, Inc.	161,600	4,823,760
Edwards Lifesciences Corp. †	105,100	4,943,904
Hologic, Inc. †	41,500	1,962,120
Hospira, Inc. †	150,200	5,043,716
Immucor, Inc. †	174,700	5,106,481
Kinetic Concepts, Inc. †	137,880	5,453,154
Medtronic, Inc.	77,900	4,168,429
Millipore Corp. †	49,800	3,316,680
St. Jude Medical, Inc. †	59,200	2,164,352
Waters Corp. †	100,900	4,941,073
		51,193,680

COMMON STOCKS (99.2%)* continued

	Shares	Value

Metals (3.2%)
Agnico-Eagle Mines, Ltd. (Canada)	166,100	$6,849,964
Cameco Corp. (Canada)	122,400	4,951,080
Coeur d’Alene Mines Corp. †	483,100	2,391,345
Freeport-McMoRan Copper & Gold, Inc.
Class B	87,400	4,870,802
Goldcorp, Inc. (Toronto Exchange)
(Canada)	108,550	3,087,162
PAN American Silver Corp. (Canada) †	110,500	2,781,285
Steel Dynamics, Inc.	78,400	2,544,080
		27,475,718

Natural Gas Utilities (—%)
Dynegy, Inc. Class A †	10,193	73,797

Office Equipment & Supplies (0.5%)
Global Imaging Systems, Inc. †	182,500	4,005,875

Oil & Gas (3.6%)
Devon Energy Corp.	60,600	4,065,048
EOG Resources, Inc.	49,900	3,116,255
Exxon Mobil Corp.	46,900	3,593,947
Hess Corp.	58,700	2,909,759
Noble Energy, Inc.	70,100	3,439,807
Occidental Petroleum Corp.	45,500	2,221,765
Patterson-UTI Energy, Inc.	85,700	1,990,811
Unit Corp. †	53,600	2,596,920
Universal Compression Holdings, Inc. †	40,500	2,515,455
Valero Energy Corp.	77,300	3,954,668
		30,404,435

Pharmaceuticals (3.4%)
Barr Pharmaceuticals, Inc. †	135,200	6,776,224
Cephalon, Inc. †	104,400	7,350,804
Johnson & Johnson	107,300	7,083,946
Mylan Laboratories, Inc.	161,200	3,217,552
Salix Pharmaceuticals, Ltd. †	237,254	2,887,381
Teva Pharmaceutical Industries,
Ltd. ADR (Israel)	63,300	1,967,364
		29,283,271

Publishing (0.8%)
GateHouse Media, Inc.	72,620	1,347,827
McGraw-Hill Cos., Inc. (The)	85,900	5,842,918
		7,190,745

Real Estate (1.3%)
CB Richard Ellis Group, Inc. Class A †	338,900	11,251,480
Realex Properties Corp. (Canada) †	430	432
		11,251,912

Restaurants (3.0%)
Domino’s Pizza, Inc.	278,800	7,806,400
Jack in the Box, Inc. †	72,300	4,413,192
Papa John’s International, Inc. †	110,300	3,199,803
Sonic Corp. †	165,000	3,951,750
Starbucks Corp. †	61,700	2,185,414
Yum! Brands, Inc.	66,500	3,910,200
		25,466,759

COMMON STOCKS (99.2%)* continued

	Shares	Value

Retail (9.7%)
A.C. Moore Arts & Crafts, Inc. †	236,900	$5,133,623
Abercrombie & Fitch Co. Class A	29,100	2,026,233
Advance Auto Parts, Inc.	97,000	3,449,320
Barnes & Noble, Inc.	77,600	3,081,496
Bed Bath & Beyond, Inc. †	56,700	2,160,270
Best Buy Co., Inc.	56,200	2,764,478
Big Lots, Inc. †	124,200	2,846,664
Circuit City Stores-Circuit City Group	151,600	2,877,368
CVS Corp.	76,300	2,358,433
Dollar Tree Stores, Inc. †	117,700	3,542,770
Home Depot, Inc. (The)	169,300	6,799,088
Kohl’s Corp. †	36,100	2,470,323
Lowe’s Cos., Inc.	170,500	5,311,075
OfficeMax, Inc.	129,000	6,404,850
Pacific Sunwear
of California, Inc. †	295,300	5,781,974
Pantry, Inc. (The) †	60,700	2,843,188
RadioShack Corp.	317,100	5,320,938
Ross Stores, Inc.	205,600	6,024,080
Staples, Inc.	269,100	7,184,970
Timberland Co. (The) Class A †	123,300	3,893,814
		82,274,955

Schools (0.5%)
Career Education Corp. †	166,700	4,130,826

Semiconductor (1.6%)
Applied Materials, Inc.	169,000	3,118,050
Cymer, Inc. †	65,300	2,869,935
Formfactor, Inc. †	98,968	3,686,558
Lam Research Corp. †	75,200	3,806,624
		13,481,167

Shipping (0.3%)
Omega Navigation Enterprises, Inc.
(Marshall Islands)	164,800	2,580,768

Software (4.7%)
Adobe Systems, Inc. †	95,500	3,926,960
Autodesk, Inc. †	159,200	6,441,232
Cadence Design Systems, Inc. †	253,400	4,538,394
Epicor Software Corp. †	217,500	2,938,425
Manhattan Associates, Inc. †	104,100	3,131,328
Mantech International Corp.
Class A †	111,700	4,113,911
Microsoft Corp.	135,300	4,040,058
Oracle Corp. †	343,500	5,887,590
Sybase, Inc. †	212,200	5,241,340
		40,259,238

Technology (0.5%)
ON Semiconductor Corp. †	581,100	4,398,927

Technology Services (4.5%)
Accenture, Ltd. Class A (Bermuda)	46,600	1,720,938
Automatic Data Processing, Inc.	106,100	5,225,425
Covansys Corp. †	140,403	3,222,249
CSG Systems International, Inc. †	231,600	6,190,668

COMMON STOCKS (99.2%)* continued

	Shares	Value

Technology Services continued
eBay, Inc. †	157,200	$4,727,004
Fiserv, Inc. †	79,000	4,141,180
Google, Inc. Class A †	10,572	4,868,195
Jupitermedia Corp. †	166,410	1,317,967
Knot, Inc. (The) †	108,670	2,851,501
Tyler Technologies, Inc. †	121,200	1,704,072
Western Union Co. (The)	115,500	2,589,510
		38,558,709

Textiles (0.4%)
Maidenform Brands, Inc. †	173,329	3,140,721

Toys (0.5%)
Jakks Pacific, Inc. †	178,800	3,904,992

Transportation (0.4%)
Hornbeck Offshore Services, Inc. †	87,100	3,109,470

Transportation Services (0.6%)
Expeditors International
of Washington, Inc.	22,100	895,050
United Parcel Service, Inc. Class B	50,800	3,808,984
		4,704,034

Total common stocks (cost $759,587,750)		$843,605,781

CONVERTIBLE PREFERRED STOCKS (—%)*

		Shares	Value

Bowstreet, Inc. escrow (acquired 3/22/06,
cost $12,284) (Private) ‡ † (F)		98,744	$1,228
MarketSoft Software Corp. escrow
(acquired 2/9/06, cost $7,603)
(Private) ‡ † (F)		182,257	22,181
Totality Corp. Ser. D, $0.346 cum. cv. pfd.
(acquired 7/27/00, cost $336,828)
(Private) ‡ † (F)		122,060	6,103

Total convertible preferred stocks (cost $356,715)			$29,512

PURCHASED OPTIONS OUTSTANDING (—%)* (cost $251,613)

	Expiration date/	Contract
	strike price	amount	Value

WESCO
International, Inc.
(Call)	Jan-07/$65.00	$34,890	$9,769

SHORT-TERM INVESTMENTS (0.9%)* (cost $7,848,136)

		Shares	Value

Putnam Prime Money Market Fund (e)		7,848,136	$7,848,136

TOTAL INVESTMENTS
Total investments (cost $768,044,214)			$851,493,198

* Percentages indicated are based on net assets of $850,247,984.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at December 31, 2006 was $3,354,857 or 0.4% of net assets.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at December 31, 2006.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

At December 31, 2006, liquid assets totaling $17,678,090 have been designated as collateral for open options and futures contracts.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

FUTURES CONTRACTS OUTSTANDING at 12/31/06

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

S&P 500 Index (Long)	4	$1,428,400	Mar-07	$(6,415)

WRITTEN OPTIONS OUTSTANDING at 12/31/06 (premiums received $498,770)

	Contract		Expiration date/
	amount		strike price	Value

Agnico Eagle Mines, Ltd. (Call)	$166,100		Jan-07/$46.73	$15,381
Career Education Corp. (Call)	16,670		Jan-07/$29.05	15
Freeport-McMoRan Copper & Gold, Inc. (Call)	39,330		Jan-07/$64.44	2,359
Freeport-McMoRan Copper & Gold, Inc. (Call)	8,740		Jan-07/$66.92	288
WESCO International, Inc. (Call)	69,780		Jan-07/$70.00	10,328

Total				$28,371

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 12/31/06

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $760,196,078)	$ 843,645,062
Affiliated issuers (identified cost $7,848,136) (Note 5)	7,848,136

Cash	1,716

Dividends, interest and other receivables	574,030

Receivable for shares of the fund sold	96,327

Receivable for securities sold	3,873,107

Total assets	856,038,378

LIABILITIES

Payable for variation margin (Note 1)	5,449

Payable for securities purchased	887,505

Payable for shares of the fund repurchased	1,992,257

Payable for compensation of Manager (Notes 2 and 5)	1,361,693

Payable for investor servicing and custodian fees (Note 2)	379,939

Payable for Trustee compensation and expenses (Note 2)	263,997

Payable for administrative services (Note 2)	3,552

Payable for distribution fees (Note 2)	600,884

Written options outstanding, at value (premiums received $498,770) (Notes 1 and 3)	28,371

Other accrued expenses	266,747

Total liabilities	5,790,394

Net assets	$ 850,247,984

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,753,380,636

Accumulated net realized loss on investments (Note 1)	(987,045,620)

Net unrealized appreciation of investments	83,912,968

Total — Representing net assets applicable to capital shares outstanding	$ 850,247,984

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($537,335,679 divided by 26,309,531 shares)	$20.42

Offering price per class A share (100/94.75 of $20.42)*	$21.55

Net asset value and offering price per class B share ($248,619,489 divided by 13,316,186 shares)**	$18.67

Net asset value and offering price per class C share ($33,401,558 divided by 1,734,720 shares)**	$19.25

Net asset value and redemption price per class M share ($20,389,065 divided by 1,058,298 shares)	$19.27

Offering price per class M share (100/96.75 of $19.27)*	$19.92

Net asset value, offering price and redemption price per class R share ($81,158 divided by 4,003 shares)	$20.27

Net asset value, offering price and redemption price per class Y share ($10,421,035 divided by 504,260 shares)	$20.67

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 12/31/06

INVESTMENT INCOME

Dividends (net of foreign tax of $8,580) (Note 1)	$ 7,253,273

Interest (including interest income of $700,766 from investments in affiliated issuers) (Note 5)	733,135

Total investment income	7,986,408

EXPENSES

Compensation of Manager (Note 2)	5,961,189

Investor servicing fees (Note 2)	5,314,129

Custodian fees (Note 2)	180,530

Trustee compensation and expenses (Note 2)	57,499

Administrative services (Note 2)	29,631

Distribution fees — Class A (Note 2)	1,386,111

Distribution fees — Class B (Note 2)	2,875,743

Distribution fees — Class C (Note 2)	363,600

Distribution fees — Class M (Note 2)	162,822

Distribution fees — Class R (Note 2)	321

Other	469,375

Non-recurring costs (Notes 2 and 6)	9,359

Costs assumed by Manager (Notes 2 and 6)	(9,359)

Fees waived and reimbursed by Manager or affiliate (Notes 2, 5 and 6)	(981,411)

Total expenses	15,819,539

Expense reduction (Note 2)	(425,833)

Net expenses	15,393,706

Net investment loss	(7,407,298)

Net realized gain on investments (Notes 1 and 3)	100,941,621

Net realized gain on futures contracts (Note 1)	737,397

Net realized gain on written options (Notes 1 and 3)	381,014

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	931

Net unrealized depreciation of investments, futures contracts and written options during the year	(4,182,871)

Net gain on investments	97,878,092

Net increase in net assets resulting from operations	$ 90,470,794

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Year ended	Year ended
	12/31/06	12/31/05

Operations:
Net investment loss	$ (7,407,298)	$ (10,304,776)

Net realized gain on investments	102,060,032	144,979,246

Net unrealized depreciation of investments	(4,181,940)	(77,280,295)

Net increase in net assets resulting from operations	90,470,794	57,394,175

Redemption fees (Note 1)	1,447	2,779

Decrease from capital share transactions (Note 4)	(215,788,643)	(323,471,579)

Total decrease in net assets	(125,316,402)	(266,074,625)

NET ASSETS

Beginning of year	975,564,386	1,241,639,011

End of year (including undistributed net investment income of $— and $— , respectively)	$ 850,247,984	$ 975,564,386

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:								RATIOS AND SUPPLEMENTAL DATA:

			Net				Total			Ratio of net
	Net asset		realized and	Total		Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from		value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
December 31, 2006	$18.43	(.10)(d, e)	2.09	1.99	—(f)	$20.42	10.80(e)	$537,336	1.46(d, e)	(.54) (d, e)	89.18
December 31, 2005	17.27	(.11)(d, g)	1.27	1.16	—(f )	18.43	6.72(g)	571,624	1.54(d)	(.66)(d, g)	141.14
December 31, 2004	16.12	(.11)(d, h)	1.26	1.15	—(f )	17.27	7.13	687,124	1.43(d)	(.69)(d, h)	93.19
December 31, 2003	12.16	(.12)	4.08	3.96	—	16.12	32.57	798,401	1.34	(.88)	61.97
December 31, 2002	17.19	(.13)	(4.90)	(5.03)	—	12.16	(29.26)	780,198	1.26	(.90)	74.98(i)

CLASS B
December 31, 2006	$16.98	(.23)(d, e)	1.92	1.69	—(f )	$18.67	9.95(e)	$248,619	2.21(d, e)	(1.29)(d, e)	89.18
December 31, 2005	16.03	(.22)(d,g)	1.17	.95	—(f )	16.98	5.93(g)	330,367	2.29(d)	(1.41)(d,g)	141.14
December 31, 2004	15.07	(.22)(d,h)	1.18	.96	—(f )	16.03	6.37	455,259	2.18(d)	(1.45)(d, h)	93.19
December 31, 2003	11.46	(.21)	3.82	3.61	—	15.07	31.50	624,076	2.09	(1.63)	61.97
December 31, 2002	16.32	(.22)	(4.64)	(4.86)	—	11.46	(29.78)	596,850	2.01	(1.65)	74.98(i)

CLASS C
December 31, 2006	$17.51	(.24)(d,e)	1.98	1.74	—(f)	$19.25	9.94(e)	$33,402	2.21(d, e)	(1.29)(d, e)	89.18
December 31, 2005	16.53	(.23)(d,g)	1.21	.98	—(f )	17.51	5.93(g)	39,584	2.29(d)	(1.41)(d, g)	141.14
December 31, 2004	15.55	(.22)(d,h)	1.20	.98	—(f)	16.53	6.30	52,679	2.18(d)	(1.45)(d, h)	93.19
December 31, 2003	11.81	(.22)	3.96	3.74	—	15.55	31.67	68,306	2.09	(1.63)	61.97
December 31, 2002	16.82	(.22)	(4.79)	(5.01)	—	11.81	(29.79)	70,454	2.01	(1.65)	74.98(i)

CLASS M
December 31, 2006	$17.48	(.19)(d, e)	1.98	1.79	—(f )	$19.27	10.24(e)	$20,389	1.96(d, e)	(1.04)(d, e)	89.18
December 31, 2005	16.46	(.19)(d,g)	1.21	1.02	—(f)	17.48	6.20(g)	23,616	2.04(d)	(1.16)(d,g)	141.14
December 31, 2004	15.44	(.18)(d, h)	1.20	1.02	—(f )	16.46	6.61	32,508	1.93(d)	(1.20)(d, h)	93.19
December 31, 2003	11.71	(.19)	3.92	3.73	—	15.44	31.85	42,555	1.84	(1.38)	61.97
December 31, 2002	16.63	(.19)	(4.73)	(4.92)	—	11.71	(29.59)	44,378	1.76	(1.40)	74.98(i)

CLASS R
December 31, 2006	$18.34	(.15)(d,e)	2.08	1.93	—(f )	$20.27	10.52(e)	$81	1.71(d,e)	(.78)(d, e)	89.18
December 31, 2005	17.23	(.16)(d, g)	1.27	1.11	—(f )	18.34	6.44(g)	54	1.79(d)	(.94)(d, g)	141.14
December 31, 2004	16.12	(.14)(d, h)	1.25	1.11	—(f )	17.23	6.89	3	1.68(d)	(.90)(d, h)	93.19
December 31, 2003†	16.32	(.01)	(.19)	(.20)	—	16.12	(1.23)*	1	.13*	(.10)*	61.97

CLASS Y
December 31, 2006	$18.61	(.06)(d, e)	2.12	2.06	—(f )	$20.67	11.07(e)	$10,421	1.21(d,e)	(.29)(d, e)	89.18
December 31, 2005	17.39	(.07)(d, g)	1.29	1.22	—(f )	18.61	7.02(g)	10,320	1.29(d)	(.41)(d,g)	141.14
December 31, 2004	16.19	(.08)(d, h)	1.28	1.20	—(f )	17.39	7.41	14,065	1.18(d)	(.46)(d,h)	93.19
December 31, 2003	12.18	(.09)	4.10	4.01	—	16.19	32.92	20,261	1.09	(.63)	61.97
December 31, 2002††	16.02	(.07)	(3.77)	(3.84)	—	12.18	(23.97)*	15,413	.84*	(.54)*	74.98(i)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30 31

Financial highlights (Continued)

  * Not annualized.

  † For the period December 1, 2003 (commencement of operations) to December 31, 2003.

†† For the period March 4, 2002 (commencement of operations) to December 31, 2002.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of each class, as a percentage of its average net assets, reflect a reduction of the following amounts (Notes 2 and 5):

	12/31/06	12/31/05	12/31/04

Class A	0.05%	0.03%	<0.01%

Class B	0.05	0.03	<0.01

Class C	0.05	0.03	<0.01

Class M	0.05	0.03	<0.01

Class R	0.05	0.03	<0.01

Class Y	0.05	0.03	<0.01

(e) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.06% of average net assets for the period ended December 31, 2006 (Note 6).

(f) Amount represents less than $0.01 per share.

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts (Note 6):

		Percentage of
	Per share	net assets

Class A	$0.01	0.06%

Class B	0.01	0.07

Class C	0.01	0.07

Class M	0.01	0.07

Class R	0.01	0.03

Class Y	0.01	0.06

(h) Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to the following amounts:

		Percentage of
	Per share	net assets

Class A	$0.02	0.14%

Class B	0.02	0.14

Class C	0.02	0.14

Class M	0.02	0.14

Class R	0.02	0.14

Class Y	0.02	0.14

(i) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New Century Growth Fund and Putnam Technology Fund.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 12/31/06

Note 1: Significant accounting policies

Putnam Discovery Growth Fund (“the fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks long-term growth of capital by investing primarily in a portfolio of common stocks of U.S. companies with a focus on growth stocks.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At December 31, 2006, the fund had a capital loss carryover of $986,870,494 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 22,418,300	December 31, 2007

22,418,300	December 31, 2008

559,569,100	December 31, 2009

372,597,779	December 31, 2010

9,712,905	December 31, 2011

154,110	December 31, 2013

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of net operating loss and realized built-in losses. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended December 31, 2006, the fund reclassified $7,407,298 to decrease accumulated net investment loss and $10,757,137 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $3,349,839.

The tax basis components of distributable earnings and the federal tax cost as of December 31, 2006 were as follows:

Unrealized appreciation	$ 108,424,775
Unrealized depreciation	(25,157,333)
——————————————
Net unrealized appreciation	83,267,442
Capital loss carryforward	(986,870,494)
Cost for federal income tax purposes	$ 768,225,756

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through December 31, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended December 31, 2006, Putnam Management waived $445,233 of its management fee from the fund.

 For the year ended December 31, 2006, Putnam Management has assumed $9,359 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC received fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended December 31, 2006, the fund incurred $5,494,659 for these services. State Street Bank and Trust Company will begin providing custodial functions for the fund’s assets in the subsequent period.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended December 31, 2006, the fund’s expenses were reduced by $425,833 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $411, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended December 31, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $60,621 and $1,733 from the sale of class A and class M shares, respectively, and received $288,157 and $2,396 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended December 31, 2006, Putnam Retail Management, acting as underwriter, received $1,030 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended December 31, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $803,043,119 and $1,018,694,345, respectively. There were no purchases or sales of U.S. government securities. Written option transactions during the year are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options outstanding
at beginning of year	$ 29,590	$ 13,668

Options opened	946,316	955,004
Options exercised	(130,540)	(88,888)
Options expired	(544,746)	(381,014)
Options closed	—	—

Written options outstanding
at end of year	$ 300,620	$ 498,770

Note 4: Capital shares

At December 31, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Year ended 12/31/06:
Shares sold	3,399,366	$ 65,567,823

Shares issued in connection with
reinvestment of distributions	—	—

	3,399,366	65,567,823

Shares repurchased	(8,097,800)	(156,627,787)

Net decrease	(4,698,434)	$ (91,059,964)

Year ended 12/31/05:
Shares sold	4,520,037	$ 77,425,322

Shares issued in connection with
reinvestment of distributions	—	—

	4,520,037	77,425,322

Shares repurchased	(13,300,019)	(229,122,448)

Net decrease	(8,779,982)	$ (151,697,126)

CLASS B	Shares	Amount

Year ended 12/31/06:
Shares sold	633,424	$ 11,237,305

Shares issued in connection with
reinvestment of distributions	—	—

	633,424	11,237,305

Shares repurchased	(6,775,216)	(120,023,363)

Net decrease	(6,141,792)	$ (108,786,058)

Year ended 12/31/05:
Shares sold	923,707	$ 14,645,811

Shares issued in connection with
reinvestment of distributions	—	—

	923,707	14,645,811

Shares repurchased	(9,873,295)	(156,559,186)

Net decrease	(8,949,588)	$ (141,913,375)

CLASS C	Shares	Amount

Year ended 12/31/06:
Shares sold	91,339	$ 1,681,234

Shares issued in connection with
reinvestment of distributions	—	—

	91,339	1,681,234

Shares repurchased	(617,256)	(11,317,459)

Net decrease	(525,917)	$ (9,636,225)

Year ended 12/31/05:
Shares sold	110,599	$ 1,813,093

Shares issued in connection with
reinvestment of distributions	—	—

	110,599	1,813,093

Shares repurchased	(1,037,340)	(17,020,080)

Net decrease	(926,741)	$ (15,206,987)

CLASS M	Shares	Amount

Year ended 12/31/06:
Shares sold	60,954	$ 1,112,370

Shares issued in connection with
reinvestment of distributions	—	—

	60,954	1,112,370

Shares repurchased	(353,858)	(6,454,761)

Net decrease	(292,904)	$ (5,342,391)

Year ended 12/31/05:
Shares sold	85,432	$ 1,391,211

Shares issued in connection with
reinvestment of distributions	—	—

	85,432	1,391,211

Shares repurchased	(709,746)	(11,600,715)

Net decrease	(624,314)	$ (10,209,504)

CLASS R	Shares	Amount

Year ended 12/31/06:
Shares sold	2,462	$ 47,918

Shares issued in connection with
reinvestment of distributions	—	—

	2,462	47,918

Shares repurchased	(1,401)	(28,284)

Net increase	1,061	$ 19,634

Year ended 12/31/05:
Shares sold	2,890	$ 49,160

Shares issued in connection with
reinvestment of distributions	—	—

	2,890	49,160

Shares repurchased	(132)	(2,345)

Net increase	2,758	$ 46,815

CLASS Y	Shares	Amount

Year ended 12/31/06:
Shares sold	51,979	$ 1,019,518

Shares issued in connection with
reinvestment of distributions	—	—

	51,979	1,019,518

Shares repurchased	(102,327)	(2,003,157)

Net decrease	(50,348)	$ (983,639)

Year ended 12/31/05:
Shares sold	95,164	$ 1,643,269

Shares issued in connection with
reinvestment of distributions	—	—

	95,164	1,643,269

Shares repurchased	(349,412)	(6,134,671)

Net decrease	(254,248)	$ (4,491,402)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended December 31, 2006, management fees paid were reduced by $18,014 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $700,766 for the year ended December 31, 2006. During the year ended December 31, 2006, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $398,722,907 and $405,445,728, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (“SEC”) and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Pursuant to a settlement with the Securities and Exchange Commission relating to Putnam Management’s brokerage allocation practices, on October 13, 2005 the fund received $682,092 in proceeds paid by Putnam Management.

In connection with a settlement between Putnam and the fund’s Trustees in September 2006, the fund received $518,164 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services. This amount is included in Fees waived and reimbursed by Manager or affiliate on the Statement of operations.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements. The effects of implementing this pronouncement, if any, will be noted in the fund’s next semiannual financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Federal tax information and brokerage
commissions (Unaudited)

__________________________________________________________________________________________________________________________
Federal tax information

The Form 1099 you receive in January 2007 will show the tax
status of all distributions paid to your account in calendar 2006.

__________________________________________________________________________________________________________________________
Brokerage commissions

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Small- and Mid-Cap group for the year ended December 31, 2006. The other Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small- and Mid-Cap group are (in descending order) Citigroup Global Markets, Goldman Sachs, Credit Suisse First Boston, Merrill Lynch, and Lehman Brothers. Commissions paid to these firms together represented approximately 38% of the total brokerage commissions paid for the year ended December 31, 2006.

Commissions paid to the next 10 firms together represented approximately 39% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, CIBC World Markets, Deutsche Bank Securities, JPMorgan Clearing, Morgan Stanley Dean Witter, RBC Capital Markets, SG Cowen, UBS Warburg, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

About the Trustees

Jameson A. Baxter (Born 1943), Trustee since 1994,
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), the Mutual Fund Directors Forum, Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a director of New York Stock Exchange LLC, a wholly-owned subsidiary of the publicly-traded NYSE Group, Inc., a director of Interactive Data Corporation (a provider of financial market data, analytics, and related services to financial institutions and individual investors), and an advisor to RCM Capital Management (an investment management firm).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets.

Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company’s pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (Born 1942), Trustee since 1985
and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company and various private companies controlled by First Reserve Corporation, as well as Chairman of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College. Until 2005, he was a Director of Continuum Health Partners of New York.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid plc (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the Board of Overseers of the Boston Symphony Orchestra. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. Until 2005, she was a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is founding Chairman of the Boston Options Exchange, the nation’s newest electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also lead director of Ruder Finn Group, a global communications and advertising firm. Since 2003, he has served as a director of the Optimum Funds group. Prior to October 2006, he served as a director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, he served as President and Chief Operating Officer of the American Stock Exchange, and is the youngest person in Exchange history to hold the title of President. Prior to serving as Amex President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

W. Thomas Stephens (Born 1942), Trustee since 1997

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company).

Until 2005, Mr. Stephens was a director of TransCanadaPipelines, Ltd. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (Born 1945), Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm. Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). He is a member of Putnam Investments’ Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as a Trustee of Dartmouth College, and he is a member of the Partners HealthCare Systems Investment Committee. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (Born 1951), Trustee since 1984
and President since 2000

Mr. Putnam is President of New Generation Research, Inc.
(a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation
companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC
(a registered investment adviser). He is a Trustee of St. Mark’s
School and Shore Country Day School, and until 2002 was a
Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of
Dechert LLP (formerly known as Dechert Price & Rhoads) in
Philadelphia. He is a graduate of Harvard College, Harvard
Business School and Harvard Law School.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2006, there were 107 Putnam Funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be “interested persons” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman and Putnam, III are deemed “interested persons” by virtue of their positions as officers of the fund, Putnam Management or Putnam Retail Management and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments.

Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)
Executive Vice President, Principal Executive Officer, Associate
Treasurer, and Compliance Liaison
Since 1989

Jonathan S. Horwitz (Born 1955)
Senior Vice President and Treasurer
Since 2004

Prior to 2004, Managing Director,
Putnam Investments

Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments

Janet C. Smith (Born 1965)
Vice President, Principal Accounting Officer and Assistant Treasurer
Since 2007

Managing Director, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007

Managing Director, Putnam Investments

Beth S. Mazor (Born 1958)
Vice President
Since 2002

Managing Director, Putnam Investments

James P. Pappas (Born 1953)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation

Richard S. Robie, III (Born 1960)
Vice President
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2003, Senior Vice President,
United Asset Management Corporation

Francis J. McNamara, III (Born 1955)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

Charles A. Ruys de Perez (Born 1957)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Since 2002

Managing Director, Putnam Investments

Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Since 1993

Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer and Assistant Clerk
Since 2005

Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk, Assistant Treasurer
and Proxy Manager
Since 2005

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Limited Duration Government Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instru-
ments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Judith Cohen
Putnam Investment	George Putnam, III	Vice President, Clerk and Assistant Treasurer
Management, LLC	President
One Post Office Square		Wanda M. McManus
Boston, MA 02109	Charles E. Porter	Vice President, Senior Associate Treasurer
	Executive Vice President, Principal	and Assistant Clerk
Marketing Services	Executive Officer, Associate Treasurer
Putnam Retail Management	and Compliance Liaison	Nancy E. Florek
One Post Office Square		Vice President, Assistant Clerk,
Boston, MA 02109	Jonathan S. Horwitz	Assistant Treasurer and Proxy Manager
Senior Vice President and Treasurer

Custodians	Steven D. Krichmar
Putnam Fiduciary Trust Company,	Vice President and Principal Financial Officer
State Street Bank and Trust Company

Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting Officer
and Assistant Treasurer
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP	Susan G. Malloy
Vice President and Assistant Treasurer

Trustees	Beth S. Mazor
John A. Hill, Chairman	Vice President
Jameson Adkins Baxter, Vice Chairman
Charles B. Curtis	James P. Pappas
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr.
Paul L. Joskow	Richard S. Robie, III
Elizabeth T. Kennan	Vice President
Kenneth R. Leibler
Robert E. Patterson	Francis J. McNamara, III
George Putnam, III	Vice President and Chief Legal Officer
W. Thomas Stephens
Richard B. Worley	Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Mark C. Trenchard
Vice President and BSA Compliance Officer

This report is for the information of shareholders of Putnam Discovery Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN017 239961 2/07

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) None

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Stephens, Mr. Leibler and Mr. Hill meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

December 31, 2006	$61,527*	$261	$4,844	$2,046
December 31, 2005	$53,905*	$--	$4,329	$ 576

* Includes fees of $856 and $708 billed by the fund’s independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters for the fiscal years ended December 31, 2006 and December 31, 2005, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended December 31, 2006 and December 31, 2005, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $233,815 and $191,533 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to valuation of derivative securities, an analysis of the funds proposed market timing distribution plan and an analysis of recordkeeping fees.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees
December 31,
2006	$ -	$ 95,192	$ -	$ -
December
31, 2005	$ -	$ 62,968	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Discovery Growth Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: February 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: February 28, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: February 28, 2007